Exhibit 10.8

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Lock-Up Agreement”) is made and entered into as of July 14, 2021 by and between (a) Markforged Holding Corporation, a Delaware corporation (as successor-in-interest to one, a Cayman Islands exempted company limited by shares (the “Acquiror”)) (the “Company”), and (b) the person or entity identified under the heading “Holder” on the signature page hereto (“Holder”). Capitalized terms used but not otherwise defined in this Agreement will have the meanings ascribed to such terms in the Merger Agreement, dated as of February 23, 2021, by and among Acquiror, Caspian Merger Sub Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror, and MarkForged, Inc., a Delaware corporation (as it may be amended or supplemented from time to time, the “Merger Agreement”).

WHEREAS, in connection with the Merger Agreement, and in view of the valuable consideration to be received by the parties thereunder, the parties desire to enter into this Agreement, pursuant to which  (i) any shares of Domesticated Acquiror Common Stock held by the Holder immediately after the Effective Time, (ii) any shares of Domesticated Acquiror Common Stock issuable upon the exercise or settlement of options or restricted stock units with respect to shares of Domesticated Acquiror Common Stock held by the Holder immediately after the Effective Time, and (iii) any securities convertible into or exercisable or exchangeable for Domesticated Acquiror Common Stock held by the Holder immediately after the Effective Time (collectively, the “Restricted Securities”) shall become subject to limitations on disposition as set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.            Lock-Up Provisions.

(a)            The Holder hereby agrees not to, during the period commencing from the Closing and through the date that is 180 days from the date of the Closing (the “Lock-Up Period”): (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the SEC promulgated thereunder, with respect to any Restricted Securities or (ii) enter into any swap or hedging or other arrangement which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Restricted Securities, or that transfers to another, in whole or in part, any of the economic consequences of ownership of any Restricted Securities, whether any such transaction described in clauses (i) or (ii) above is to be settled by delivery of such securities, in cash or otherwise (any of the foregoing described in clauses (i) or (ii), a “Prohibited Transfer”); provided, for the avoidance of doubt, that nothing in this Agreement shall restrict any Holder’s right to cause the Company to file and cause to become effective a registration statement with the SEC naming such Holder as a selling securityholder (and to make any required disclosures on Schedule 13D in respect thereof). Notwithstanding the foregoing, the Lock-Up Period and restrictions set forth in this Section 1 shall not apply:

(A)           to the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Restricted Securities; provided, that such plan does not provide for the transfer of Restricted Securities during the Lock-Up Period;

(B)           to the transfer of any or all of the Restricted Securities by a bona fide gift or charitable contribution;

(C)           to the transfer of any or all of the Restricted Securities by will or intestate succession upon the death of the Holder or any Permitted Transferee;

(D)           to the transfer of any or all of the Restricted Securities to any Permitted Transferee;

(E)           to a transfer relating to Domesticated Acquiror Common Stock or other securities convertible into or exercisable or exchangeable for Domesticated Acquiror Common Stock acquired in open market transactions after the Closing;

(F)           to the transfer by operation of law or pursuant to a qualified domestic order or in connection with a divorce settlement or any related court order;

(G)           to transfers of any shares of Domesticated Acquiror Common Stock or other securities acquired as part of the PIPE Investment; or

(H)           in the event of the Company’s completion of a liquidation, merger, share exchange or other similar transaction following the Closing Date that results in all of its stockholders having the right to exchange their Domesticated Acquiror Common Stock for cash, securities or other property (at which time the Lock-Up Period and such restrictions shall expire);

provided, however, that in the case of (B), (C) or (D), it shall be a condition to such transfer that the transferee executes and delivers to the Company an agreement stating that the transferee is receiving and holding the Restricted Securities subject to the provisions of this Agreement applicable to such holder, and there shall be no further transfer of such Restricted Securities except in accordance with this Agreement; provided, further, that in the case of (B), (C) or (D) (to the extent such transfer is to a party other than a Permitted Transferee (other than any direct or indirect limited partner of the applicable Holder)), in each case, such transfer or distribution shall not involve a disposition for value; provided, further, that in the case of (E), no filing by the Holder or its affiliates or any other party under the Securities Exchange Act of 1934, as amended, or other public announcement shall be required or shall be made voluntarily in connection with such transfer.

As used in this Agreement, the term “Permitted Transferee” shall mean:

(i)            any direct or indirect general partner, limited partner, shareholder, member or owner of similar equity interests in the Holder or any related investment funds or vehicles controlled or managed by such persons or entities or their respective affiliates;

(ii)            if the Holder is an individual, by gift to a member of the Holder’s immediate family or to a trust, or other entity formed for estate planning purposes for the primary benefit of a member of the Holder’s immediate family (for purposes hereof, the Holder’s “immediate family” shall include the spouse, domestic partner, parent, sibling, child or grandchild of the Holder or any other person with whom the Holder has a relationship by blood, marriage or adoption not more remote than first cousin); or

(iii)            any affiliate of the Holder.

The Holder further agrees to execute such agreements as may be reasonably requested by the Company that are consistent with the foregoing or that are necessary to give further effect thereto.

(b)            If any Prohibited Transfer is made or attempted contrary to the provisions of this Agreement, such purported Prohibited Transfer shall be null and void ab initio, and the Company shall refuse to recognize any such purported transferee of the Restricted Securities as one of its equity holders for any purpose. In order to enforce this Section 1, the Company may impose stop-transfer instructions with respect to the Restricted Securities (and permitted transferees and assigns thereof) until the end of the Lock-Up Period.

(c)            During the Lock-Up Period, each certificate or book-entry position evidencing any Restricted Securities shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT BY AND BETWEEN THE ISSUER OF SUCH SECURITIES AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES). A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(d)            For the avoidance of doubt, the Holder shall retain all of its rights as a shareholder of the Company with respect to the Restricted Securities during the Lock-Up Period, including the right to vote any Restricted Securities that are entitled to vote. The Company agrees to (i) instruct its transfer agent to remove the legend in clause (c) immediately above upon the expiration of the Lock-Up Period and (ii) if requested by the transfer agent, cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i).

(e)            [If any “Holder” under any other lock-up agreement entered into in connection with the Closing under the Merger Agreement is granted a release or waiver from the restrictions provided therein (such holder a “Triggering Holder”), then the Holder shall also be granted an early release from its obligations hereunder or under any contractual lock-up agreement with the Company on the same terms and on a pro rata basis with respect to such number of Restricted Securities rounded down to the nearest whole security equal to the product of (i) the total percentage of Restricted Securities held by the Triggering Holder immediately following the consummation of the Effective Time that are being released from such restrictions multiplied by (ii) the total number of Restricted Securities held by the Holder immediately following the Effective Time. Notwithstanding the foregoing, the provisions of this paragraph will not apply if (x) (1) the release or waiver is effected solely to permit a transfer not for consideration and (2) the transferee has agreed in writing to be bound by the same terms described in this Lock-Up Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer, (y) the aggregate number of shares of Domesticated Acquiror Common Stock affected by such releases or waivers (whether in one or multiple releases or waivers) is less than or equal to one percent (1%) of the number of shares of Domesticated Acquiror Common Stock held by such Triggering Holder (calculated as of the date of such release or waiver) or (z) the release or waiver is granted due to circumstances of an emergency or hardship as determined by the Representatives (as defined below) in their sole judgement.]1

(f)             [The restrictions in this Section 1 shall supersede the lock-up provisions contained in Section 5 of that certain Letter Agreement, dated as of August 17, 2020, between Acquiror, Sponsor, and certain individuals associated with Sponsor, which provisions in Section 5 of such Letter Agreement shall be deemed terminated and of no further force and effect.]2

1 This section shall be included in the lock-up agreements only for the following Holders who are also party to the Registration Rights Agreement (set forth on Schedules A and B thereto).

2 This section shall be included in the lock-up agreements only for the Sponsor and its affiliates (set forth in Schedule A to the Registration Rights Agreement).

2.            Miscellaneous.

(a)            Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns. This Agreement and the rights and obligations hereunder shall not be assignable or transferable by any of the parties, in whole or in part (including by operation of law), without the prior written consent of the other parties hereto, which any such party may withhold in its absolute discretion.

(b)            No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing in this Agreement expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights under this Agreement.

(c)            Governing Law; Jurisdiction.

(A)            This Agreement and all disputes, claims or controversies relating to, arising out of, or in connection with this Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to contracts executed in and to be performed in the State of Delaware, without giving effect to any choice of Law or conflict of Laws rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

(B)            Each party irrevocably agrees that any Action arising out of or relating to this Agreement brought by any other party or its successors or assigns shall be brought and determined in the Court of Chancery of the State of Delaware (or, solely if such courts decline jurisdiction, in any federal court located in the State of Delaware), and each party hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such Action arising out of or relating to this Agreement and the transactions contemplated hereby. Each party agrees not to commence any Action relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware as described herein. Each party further agrees that notice as provided herein shall constitute sufficient service of process and each party further waives any argument that such service is insufficient. Each party hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any Action arising out of or relating to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (ii) that it or its property is exempt or immune from the jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (iii) that (1) the Action in any such court is brought in an inconvenient forum, (2) the venue of such Action is improper or (3) this Agreement, or the subject matter hereof, may not be enforced in or by such courts. Each party agrees that a final, non-appealable judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law.

(d)            WAIVER OF JURY TRIAL. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (iii) IT MAKES SUCH WAIVER VOLUNTARILY AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 2(D).

(e)            Interpretation. The headings, titles and subtitles set forth in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Except when the context requires otherwise, any reference in this Agreement to any Section or clause shall be to the Sections and clauses of this Agreement. The words “herein,” “hereto,” “hereof” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement. The term “or” means “and/or”. The words “include,” “includes” and “including” are deemed to be followed by the phrase “without limitation”. Reference to any person includes such person’s successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a person in a particular capacity excludes such person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any Law means such Law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder, all as in effect on the date of this Agreement. Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires.

(f)            No Presumption Against Drafting Party. Each of the parties acknowledges that it has participated jointly in the negotiation and drafting of this Agreement and has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

(g)            Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or electronic mail or postage prepaid mail (registered or certified) or nationally recognized overnight courier service and shall be deemed given when so delivered by hand or electronic mail, or if mailed, three (3) days after mailing (one Business Day in the case of overnight courier service), as follows:

If to the Company, to:

Markforged Holding Corporation

480 Pleasant Street

Watertown, MA 02742
Attention:   Stephen Karp
Email:         stephen.karp@markforged.com

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

100 Northern Avenue

Boston, Massachusetts 02210

Attention:     Kenneth J. Gordon

Michael J. Minahan

Michael R. Patrone

E-mail:          KGordon@goodwinlaw.com

mminahan@goodwinlaw.com

mpatrone@goodwinlaw.com

If to the Holder, to the address set forth on the Holder’s signature page hereto.

Notices or other communications to any other Holder that becomes a party hereto pursuant to Section 1 shall be delivered to the address set forth in the applicable joinder agreement or other instrument executed by such Holder and binding such Holder to the terms of this Agreement.

(h)            Amendments and Waivers. Only upon the approval by a majority of the members of the Board of Directors of the Company then in office that qualify as “independent” for purposes of audit committee membership under Section 10A-3 under the Exchange Act of 1934, as amended (the “Representatives”), compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived by the Company, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects the Holder, solely in its capacity as a holder of Restricted Securities, shall require the consent of the Holder. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party or parties against whom such waiver is to be effective. No failure or delay of any party in exercising any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

(i)            Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(j)            Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof.

(k)            Entire Agreement. This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter; provided, that, for the avoidance of doubt, the foregoing shall not affect the rights and obligations of the parties under the Merger Agreement or any documents related thereto or referred to therein. Notwithstanding the foregoing, nothing in this Agreement shall limit any of the rights or remedies of the Company or any of the obligations of the Holder under any other agreement between the Holder and the Company or any certificate or instrument executed by the Holder in favor of the Company, and nothing in any other agreement, certificate or instrument shall limit any of the rights or remedies of the Company or any of the obligations of the Holder under this Agreement.

(l)            Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

(m)            Execution of Agreement. This Agreement may be executed in one (1) or more counterparts, all of which shall be considered one (1) and the same agreement, and shall become effective when one (1) or more such counterparts have been signed by each of the parties and delivered to the other party. Facsimile or electronic mail transmission of counterpart signatures to this Agreement shall be acceptable and binding.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

company:

MARKFORGED HOLDING CORPORATION

By:	/s/ Shai Terem
Name:	Shai Terem
Title:	Chief Executive Officer

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Antonio Rodriguez
Name:	Antonio Rodriguez

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ David Benhaim
Name:	David Benhaim

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Ed Anderson
Name:	Ed Anderson

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Greg Mark
Name:	Greg Mark

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Gus Tai
Name:	Gus Tai

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Lak Ananth
Name:	Lak Ananth

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Michael Medici
Name:	Michael Medici

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Shai Terem
Name:	Shai Terem

[Signature Page to Lock-Up Agreement]

HOLDER:

MATRIX PARTNERS IX, L.P.

By:	Matrix IX Management Co., L.L.C.,
its General Partner

By:	/s/ Antonio Rodriguez

Name:	Antonio Rodriguez
Managing Member

Address:	101 Main Street
17th Floor
Cambridge, MA 02142

WESTON & CO. IX LLC, as Nominee

By:	Matrix Partners Management Services, L.P.,
Sole Member

By:	Matrix Partners Management Services GP, LLC,
its General Partner

By:	/s/ Antonio Rodriguez

Name:	Antonio Rodriguez
Authorized Member

[Signature Page to Lock-Up Agreement]

HOLDER:

MICROSOFT GLOBAL FINANCE

By:	/s/ Keith Dolliver
Name:	Keith Dolliver
Title:	Director

[Signature Page to Lock-Up Agreement]

HOLDER:

NEXT47 FUND 2018, L.P.

By:	next47 Mid-Tier GP 2018, L.P. as general partner, acting by its general partner, next47 TTGP, LLC

By:	/s/ Lak Ananth
Name: Lak Ananth
Title: Managing Partner

By:	/s/ Gadi Geten

Name: Gadi Geten
Title: Director

NEXT47 FUND 2019, L.P.

By:	next47 Mid-Tier GP 2019, L.P. as general partner, acting by its general partner, next47 TTGP, LLC

By:	/s/ Lak Ananth
Name: Lak Ananth
Title: Managing Partner

By:	/s/ Gadi Geten

Name: Gadi Geten
Title: Director

[Signature Page to Lock-Up Agreement]

HOLDER:

NORTH BRIDGE VENTURE PARTNERS 7, L.P.

By: North Bridge Venture Management 7, L.P. Its General Partner

By: NBVM GP, LLC Its General Partner

By:	/s/ Ed Anderson

Name: Ed Anderson
Title: Managing General Partner

[Signature Page to Lock-Up Agreement]

HOLDER:

PORSCHE DRITTE BETEILIGUNG GMBH

By:	/s/ Dr. Johannes Lattwein

Name:	Dr. Johannes Lattwein
Title:	Managing Director

By:	/s/ Aleksej Mitrjaschkin

Name:	Aleksej Mitrjaschkin
Title:	Authorized Signatory

[Signature Page to Lock-Up Agreement]

HOLDER:

SUMMIT PARTNERS GROWTH EQUITY FUND IX-A, L.P.

By: Summit Partners GE IX, L.P. Its: General Partner By: Summit Partners GE IX, LLC Its: General Partner

By:	/s/ Michael A. Medici
Name: Michael A. Medici Its: Member

SUMMIT PARTNERS GROWTH EQUITY FUND IX-B, L.P.

By: Summit Partners GE IX, L.P. Its: General Partner By: Summit Partners GE IX, LLC Its: General Partner

By:	/s/ Michael A. Medici
Name: Michael A. Medici Its: Member

[Signature Page to Lock-Up Agreement]

SUMMIT INVESTORS GE IX/VC IV, LLC

By: Summit Investors Management, LLC Its: Manager By: Summit Master Company, LLC Its: Managing Member

By:	/s/ Michael A. Medici
Name: Michael A. Medici Its: Member

SUMMIT INVESTORS GE IX/VC IV (UK), L.P.

By: Summit Investors Management, LLC Its: General Partner By: Summit Master Company, LLC Its: Managing Member

By:	/s/ Michael A. Medici
Name: Michael A. Medici Its: Member

[Signature Page to Lock-Up Agreement]

HOLDER:

TRINITY VENTURES XI, L.P.,
TRINITY XI SIDE-BY-SIDE FUND, L.P.,
TRINITY XI ENTREPRENEURS’ FUND, L.P.,

Delaware Limited Partnerships

By:	TRINITY TVL XI, LLC,
Their General Partner

By:	/s/ Nina C. Labatt
Nina C. Labatt, Management Member

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Alan Masarek
Name: Alan Masarek

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Alex Hayman
Name: Alex Hayman

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Assaf Zipori
Name: Assaf Zipori

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Arthur Plummer
Name: Arthur Plummer

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Brian Houle
Name: Brian Houle

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Carol Meyers
Name: Carol Meyers

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Chris Gachot
Name: Chris Gachot

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Daniel Eiref
Name: Daniel Eiref

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Daphne Placais
Name: Daphne Placais

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Dorit Liberman
Name: Dorit Liberman

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Jason Meers
Name: Jason Meers

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Joe Roy-Mayhew
Name: Joe Roy-Mayhew

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ John Brenton
Name: John Brenton

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Joseph Falcone
Name: Joseph Falcone

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Ken Clayton
Name: Ken Clayton

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Mark Schwartz
Name: Mark Schwartz

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Matt Gannon
Name:	Matt Gannon

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Matthew Hanselman
Name:	Matthew Hanselman

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Michael A. Foran
Name:	Michael A. Foran

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Michael C. Kelly Jr.
Name:	Michael C. Kelly Jr.

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Michael Papish
Name:	Michael Papish

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Mike Cady
Name:	Mike Cady

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Patrick Shea
Name:	Patrick Shea

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Paul Milbury
Name:	Paul Milbury

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Paulina Bucko
Name:	Paulina Bucko

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Richard Elving
Name:	Richard Elving

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Scott Kaempfe
Name:	Scott Kaempfe

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Stephen Barbuto
Name:	Stephen Barbuto

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Stephen Karp
Name:	Stephen Karp

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Thomas Muscolo
Name:	Thomas Muscolo

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Tonie Aughavin
Name:	Tonie Aughavin

[Signature Page to Lock-Up Agreement]

HOLDER:

By:	/s/ Ved Narayan
Name:	Ved Narayan

[Signature Page to Lock-Up Agreement]